Financial expense	6 Months Ended
Jun. 30, 2026
Financial expense
Financial expense

27.Financial expense

	For the three months ended		For the six months ended
	June 30,		June 30,
(in EUR 000)	2026	2025	2026	2025
Fair value adjustment convertible bond	7,697	—	2,601	—
Amortization day 1 loss convertible bond	742	—	1,476	—
Fair value adjustment synthetic warrants	3,400	—	2,803	—
Fair value adjustment prepayment option	(11)	—	36	—
Recoverable cash advances, Accretion of interest	263	269	526	539
Interest and bank charges	513	373	931	761
Interest on lease liabilities	22	35	46	71
Exchange differences	448	2,772	998	6,141
Other	4	(112)	4	67
Total Financial expense	13,078	3,337	9,421	7,579

The financial expenses increased from €7.6 million for the six month period ended June 30, 2025 to €9.4 million for the six month period ended June 30, 2026 mainly due to an increase in fair value adjustment of the convertible bond by €2.6 million, amortization day 1 loss convertible bond €1.5 million, fair value adjustment synthetic warrants by €2.8 million partially offset by a decrease in exchange differences by €5.1 million.

The exchange losses amounting to €1.0 million for the six month period ended June 30, 2026 which consist of €489,000 realized exchange losses and €0.5 million unrealized exchange losses. The unrealized exchange result is mainly relate to the revaluation of both the Company’s USD cash balance and USD financial assets.

The discounting impact of the recoverable cash advances is further detailed in note 18 above.

The fair value adjustments the prepayment option are related to the EIB loan facility agreement. More information can be found in note 18.2.

More information on the amortization of the day 1 loss related to the convertible bond can be found in note 18.3.